                                Exhibit 10.21.1
                                ---------------



                               EASTERN ENTERPRISES


                  1996 Non-Employee Trustees' Stock Option Plan


                                    Amendment




Pursuant to Section 9(d) of the Eastern Enterprises 1996 Non-Employee Trustees' Stock Option Plan (the "Plan"), the Plan is hereby amended, as follows:

         1. The Section referred to in the second sentence of Section 2 of the Plan is changed from "Section 10(d)" to "Section 9(d)".

         2. The number of shares of Stock referred to in the first sentence of Section 6(a) of the Plan is increased from 1,100 to 1,500.

         3. The number of shares of Stock referred to in the second sentence of Section 6(a) of the Plan is increased from 550 to 750.

         4.       All other provisions of the Plan shall remain unchanged.

         5.       This Amendment is effective as of April 22, 1998.










----------------------
As Approved by the Board of Trustees on April 22, 1998